Exhibit 4.3

EXECUTION COPY

SECOND PRIORITY SECURITY AGREEMENT

Dated May 8, 2003

From

The Grantors referred to herein

as Grantors

to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

as Second Priority Corporate Trustee

and

Jeffery T. Rose

as Second Priority Individual Trustee

i

Section 25.	Governing Law
Section 26.	Submission to Jurisdiction and Waiver

Schedules

Schedule I	-	Location, Chief Executive Office, Place Where Agreements Are Maintained, Type Of Organization, Jurisdiction Of Organization And Organizational Identification Number
Schedule II	-	Pledged Equity and Pledged Debt
Schedule III	-	Assigned Agreements
Schedule IV	-	Changes in Name, Location, Etc.
Schedule V	-	Account Collateral
Schedule VI	-	Securities Accounts
Schedule VII	-	Excluded Receivables

Exhibits

Exhibit A	-	Form of Security Agreement Supplement
Exhibit B	-	Form of Account Control Agreement (Deposit Account/Securities Account)
Exhibit C	-	Form of Consent and Agreement
Exhibit D	-	Form of Securities Account Control Agreement

ii

SECOND PRIORITY SECURITY AGREEMENT

SECOND PRIORITY SECURITY AGREEMENT dated May 8, 2003 (said agreement, as amended, amended and restated, supplemented or otherwise modified, from time to time, being this “Agreement”), made by The AES Corporation, a Delaware corporation (the “Borrower”), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 17) (the Borrower, the Persons so listed and the Additional Grantors being, collectively, the “Grantors”), to Wells Fargo Bank Minnesota, National Association, a national banking corporation, not in its individual capacity but solely as corporate trustee (together with any successor corporate trustee appointed pursuant to Article VII of the Second Priority Collateral Trust Agreement (as hereinafter defined), the “Second Priority Corporate Trustee”), and Jeffery T. Rose, an individual residing in the State of Minnesota, not in his individual capacity but solely as individual trustee (together with any successor individual trustee appointed pursuant to Article VII of the Second Priority Collateral Trust Agreement, the “Second Priority Individual Trustee”; and, together with the Second Priority Corporate Trustee, the “Second Priority Collateral Trustees”), as trustees under the Second Priority Collateral Trust Agreement dated May 8, 2003 (said agreement, as amended, supplemented or otherwise modified hereafter from time to time, being the “Second Priority Collateral Trust Agreement”) among the Grantors and the Second Priority Collateral Trustees.

PRELIMINARY STATEMENTS.

(1)                                  The Borrower entered into an Amended and Restated Credit, Reimbursement and Exchange Agreement dated as of December 12, 2002 (said agreement, as amended, amended and restated, supplemented, extended, renewed, replaced, refinanced or otherwise modified from time to time, being the “Credit Agreement”) with the subsidiary guarantors party thereto, the financial institutions party thereto (the “Credit Agreement Parties”) and Citicorp USA, Inc., as administrative agent (in such capacity, the “Agent”) and as collateral agent (in such capacity, the “Credit Agreement Collateral Agent”; and together with the Agent, the “Agents”).

(2)                                  In order to induce the Credit Agreement Parties and the Agents to enter into the Credit Agreement, (a) the Grantors granted, pursuant to the terms of a Security Agreement dated as of December 12, 2002 (said agreement (including, without limitation, the schedules thereto), as amended, amended and restated, supplemented or otherwise modified from time to time, being the “First Priority Security Agreement”) made by the Grantors to Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as corporate trustee (together with any successor corporate trustee appointed pursuant to Article VII of the First Priority Collateral Trust Agreement (as hereinafter defined), the “Existing Corporate Trustee”), and Bruce L. Bisson, an individual residing in the State of Delaware, not in his individual capacity but solely as individual trustee (together with any successor individual trustee appointed pursuant to Article VII of the First Priority Collateral Trust Agreement, the “Existing Individual Trustee”; and, together with the Existing Corporate Trustee, the “Existing Collateral Trustees”), as trustees under the Collateral Trust Agreement dated as of December 12, 2002 (said agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, being the “First Priority Collateral

Trust Agreement”) and (b) the Chargor (as hereinafter defined) granted, pursuant to the terms of a Charge and Assignment Over Shares dated as of December 12, 2002 (said agreement (including, without limitation, the schedules thereto), as amended, amended and restated, supplemented or otherwise modified from time to time, being the “First Priority Charge”) made by AES International Holdings II, Ltd. (the “Chargor”) to the Existing Collateral Trustees, as trustees under the First Priority Collateral Trust Agreement, a continuing first priority security interest in and to the Collateral (as hereinafter defined) to the Existing Collateral Trustees for the ratable benefit of the Lender Parties (as defined in the First Priority Collateral Trust Agreement) to secure the obligations of the Borrower and the other Obligors (as defined in the Credit Agreement) under the Credit Agreement and the Notes (as defined in the Credit Agreement) issued pursuant thereto.

(3)                                  The Borrower entered into an Indenture dated as of December 13, 2002 (said agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, being the “Exchange Note Indenture”) with Wells Fargo Bank Minnesota, National Association (the “Exchange Note Trustee”) to exchange the Borrower’s (i) 8.75% Senior Notes due 2002 and (ii) 7.375% Remarketable or Redeemable Securities due 2013 for the 10% Senior Secured Exchange Notes due 2005 issued on December 13, 2002 (the “Exchange Notes”, and together with the Exchange Note Indenture (only to the extent relating to the Exchange Notes), the “Exchange Note Agreements”).

(4)                                  In order to induce the Exchange Note Trustee to enter into the Exchange Note Indenture, the Grantors and the Chargor agreed pursuant to the First Priority Security Agreement and the First Priority Charge, as the case may be, to grant a continuing security interest in and to the Collateral to the Existing Collateral Trustees for the ratable benefit of the holders of the Exchange Notes to secure the obligations of the Borrower under the Exchange Note Agreements.

(5)                                  In order to satisfy certain other obligations of the Borrower, the Grantors and the Chargor agreed pursuant to the First Priority Security Agreement and the First Priority Charge, as the case may be, to grant a continuing security interest in and to the Collateral to the Existing Collateral Trustees for the ratable benefit of the other First Priority Secured Holders to secure the obligations of the Borrower under the other First Priority Secured Agreements.

(6)                                  The Borrower entered into an Indenture dated as of May 8, 2003 (said agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, being the “Senior Note Indenture”) with Wells Fargo Bank Minnesota, National Association, as indenture trustee  (the “Senior Note Trustee”) in connection with the Borrower’s issuance on May 8, 2003 of (i) 8.75% Second Priority Senior Secured Notes due 2013 and (ii) 9.00% Second Priority Senior Secured Notes due 2015 (the “Senior Notes”, and together with the Senior Note Indenture, the “Senior Note Indenture Agreements”).

(7)                                  In order to induce the Senior Note Trustee to enter into the Senior Note Indenture, the Grantors and the Chargor have agreed to grant, pursuant to the terms of this Agreement and the Second Priority Charge, as the case may be, a continuing security interest in and to the Collateral to the Second Priority Collateral Trustees for the ratable benefit of the holders of the Senior Notes (the “Senior Note Holders”) to secure the obligations of the Borrower under the Senior Note Indenture.

(8)                                  It is a condition precedent to the entry into the Senior Note Indenture by the Senior Note Trustee that the Grantors shall have granted to the Second Priority Collateral Trustees the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

(9)                                  The Second Priority Collateral Trustees have agreed, pursuant to the terms of the Second Priority Collateral Trust Agreement, to accept the pledge and assignment, and the grant of a security interest, under this Agreement as security for the Second Priority Secured Obligations (as defined in the Second Priority Collateral Trust Agreement).

(10)                            Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Second Priority Secured Agreements (as defined in the Second Priority Collateral Trust Agreement).

(11)                            The Borrower has the security entitlements (the “Pledged Security Entitlements”) with respect to all the financial assets (the “Pledged Financial Assets”) credited from time to time to the Borrower’s securities accounts (the “Securities Accounts”) set forth and as otherwise described in Schedule VI hereto with the Persons named therein (each a “Securities Intermediary”).

(12)                            Each Grantor is the owner of the shares of stock or other Equity Interests (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as otherwise described in Part I of Schedule II hereto and issued by the Persons named therein and the Borrower is the owner of the indebtedness (the “Initial Pledged Debt”) set forth opposite the Borrower’s name on and as otherwise described in Part II of Schedule II hereto and issued by the obligors named therein.

(13)                            The Borrower has opened a Second Priority Collateral Account (as defined in the Second Priority Collateral Trust Agreement) under the control of the Second Priority Corporate Trustee and subject to the terms of this Agreement and the other Second Priority Collateral Documents (as defined in the Second Priority Collateral Trust Agreement).

(14)                            The Borrower maintains deposit accounts (the “Deposit Accounts”) with banks, in the name of the Borrower and subject to the terms of this Agreement, as described in Schedule V hereto.

(15)                            Terms defined in the Senior Note Indenture or the Second Priority Collateral Trust Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Senior Note Indenture or the Second Priority Collateral Trust Agreement.  Further, unless otherwise defined in this Agreement, the Senior Note Indenture or the Second Priority Collateral Trust Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations.  “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.  The term “Federal Book Entry Regulations” means (a) the federal regulations contained in Subpart B (“Treasury/Reserve Automated Debt Entry System (TRADES)”) governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D (“Additional Provisions”) of 31 C.F.R. Part 357, 31 C.F.R. § 357.2, § 357.10 through § 357.14 and § 357.41 through § 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

NOW, THEREFORE, in consideration of the premises and in order to induce the Senior Note Trustee to enter into the Senior Note Indenture, each Grantor hereby agrees with the Second Priority Collateral Trustees for their benefit and in trust for the ratable benefit of the Second Priority Representatives and the Second Priority Secured Holders as follows:

Section 1.                                            Grant of Security.  Each Grantor, in order to secure the Second Priority Secured Obligations, hereby assigns and pledges to the Second Priority Collateral Trustees for their benefit and in trust for the equitable and ratable benefit of the Second Priority Representatives and the Second Priority Secured Holders, and hereby grants to the Second Priority Collateral Trustees for their benefit and in trust for the equitable and ratable benefit of the Second Priority Representatives and the Second Priority Secured Holders, a lien on and security interest in, such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a)                                  in the case of the Borrower, all accounts, chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property, in each case only to the extent such accounts, chattel paper, instruments, general intangibles and other obligations are owed to the Borrower from a Subsidiary of the Borrower (other than the Subsidiaries listed on Schedule VII hereto) (any and all of such accounts, chattel paper, instruments, general intangibles and other obligations, to the extent not referred to in clause (b), (c) or (d) below, being the “Receivables”, and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”);

(b)                                 the following (the “Security Collateral”):

(i)                                     the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(ii)                                  in the case of the Borrower, the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

(iii)                               all additional shares of stock and other Equity Interests of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by such Grantor in any manner  and all additional shares of stock or Equity Interests of or in any new direct Subsidiary (other than a Non-Pledged Subsidiary) of such Grantor formed or acquired by such Grantor in any manner after the date of this Agreement (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto;

(iv)                              all additional indebtedness from time to time owed to the Borrower by any obligor of the Initial Pledged Debt or any successor entity (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(v)                                 in the case of the Borrower, the Securities Accounts, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Accounts, and all Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets and all subscription warrants, rights or options issued thereon or with respect thereto; and

(vi)                              all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements and (C) securities accounts) in which the Borrower has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

provided, however, that if any time after the date of this Agreement the Borrower obtains the appropriate consents and regulatory approvals with respect to AES Oasis Finco Inc. and AES Oasis Holdco Inc., the Equity Interests in AES Oasis Finco, Inc. and AES Oasis Holdco, Inc. shall be pledged to the extent permissible at such time;

(c)                                  in the case of the Borrower each of the agreements listed on Schedule III hereto (collectively, the “Assigned Agreements”), including, without limitation, (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Borrower for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of the Borrower to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the “Agreement Collateral”);

(d)                                 the following (collectively, the “Account Collateral”):

(i)                                     in the case of the Borrower, the Deposit Accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Deposit Accounts);

(ii)                                  all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Controlling Collateral Trustees for or on behalf of the Borrower, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

(iii)                               all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

(e)                                  all proceeds of, collateral for, income, and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (d) of this Section 1 and this clause (e)) and, to the extent not otherwise included, all

(A) payments under insurance (whether or not the Second Priority Collateral Trustees are the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

Notwithstanding the foregoing provisions of this Section 1 or of any other Second Priority Secured Agreement, the grant of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include, as to each Grantor, more than 65% of the outstanding voting stock of any CFC (the “Excluded Assets”).

Section 2.                                            Security for Obligations.  (a)  This Agreement secures the payment of all of the Second Priority Secured Obligations of the Borrower.  Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Second Priority Secured Obligations and would be owed by such Grantor to any Second Priority Secured Holder but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Grantor.

(b)                                 The Lien created by this Agreement and the other Second Priority Collateral Documents shall be subordinate in all respects (including the exercise of remedies with respect to such Collateral) to the prior Lien of the First Priority Collateral Documents in existence from time to time, in accordance with Article IX of the Second Priority Collateral Trust Agreement.

Section 3.                                            Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Controlling Collateral Trustees of any of the rights hereunder or under the Second Priority Security Agreement, as the case may be shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) none of the Second Priority Collateral Trustees, any Second Priority Representative or any Second Priority Secured Holder shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Second Priority Secured Agreement, nor shall any of the Second Priority Collateral Trustees, any Second Priority Representative or any Second Priority Secured Holder be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder or thereunder.

Section 4.                                            Delivery and Control of Security Collateral.  (a)  All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Controlling Collateral Trustees pursuant to this Agreement and the Second Priority Collateral Trust Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Controlling Collateral Trustees.  Subject to the Second Priority Collateral Trust Agreement, the Second Priority Collateral Trustees shall have the right, at any time after the occurrence and during the continuance of a Second Priority Collateral Trust

Agreement Default, in their discretion and without notice to any Grantor, to transfer to or to register in the name of the Second Priority Collateral Trustees or any of their nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 10, and subject to the Remedies Limitations (as defined in Section 7(i)).  In addition, subject to the Second Priority Collateral Trust Agreement, the Second Priority Collateral Trustees shall have the right at any time, after the occurrence and during the continuance of a Second Priority Collateral Trust Agreement Default, to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.  Also, subject to the Second Priority Collateral Trust Agreement, the Second Priority Collateral Trustees shall have the right at any time, after the occurrence and during the continuance of a Second Priority Collateral Trust Agreement Default, to convert Security Collateral consisting of financial assets credited to the Securities Accounts to Security Collateral consisting of financial assets held directly by the Second Priority Collateral Trustees.

(b)                                 With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, subject to the Remedies Limitations, such Grantor will cause the issuer thereof either (i) to register the Controlling Collateral Trustees as the registered owners of such security or (ii) to agree in an authenticated record with such Grantor and the Controlling Collateral Trustees that such issuer will comply with instructions with respect to such security originated by the Controlling Collateral Trustees without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Controlling Collateral Trustees.  With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Controlling Collateral Trustees, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder and the Borrower will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

(c)                                  Subject to the Second Priority Collateral Trust Agreement, with respect to any Security Collateral in which the Borrower has any right, title or interest and that constitutes a security entitlement in which the Second Priority Collateral Trustees are not the entitlement holders, the Borrower will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Second Priority Collateral Trustees as the entitlement holders of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with the Borrower and the Second Priority Collateral Trustees that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Second Priority Collateral Trustees upon the occurrence and during the continuance of a Second Priority Collateral Trust Agreement Default, without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit D hereto or otherwise in form and substance satisfactory to the Second Priority Collateral Trustees (such agreement being a “Securities Account Control Agreement”).

(d)                                 The Borrower agrees that it will not add any securities intermediary that maintains a securities account for the Borrower or open any new securities account with any then existing Securities Intermediary unless (i) the Second Priority Collateral Trustees and the

Required Second Priority Representatives shall have received at least 10 days’ prior written notice of such additional securities intermediary or such new securities account and (ii) the Second Priority Collateral Trustees shall have received, in the case of a Securities Account that is maintained by a Securities Intermediary that is not the Second Priority Corporate Trustee, a Securities Account Control Agreement authenticated by such new securities intermediary and the Borrower, or a supplement to an existing Securities Account Control Agreement with such then existing Securities Intermediary, covering such new securities account (and, upon the receipt by the Second Priority Collateral Trustees of such Securities Account Control Agreement or supplement, Schedule VI hereto shall be automatically amended to include such new Securities Account).  The Borrower agrees that it will not terminate any Securities Account, except that the Borrower may terminate a Securities Account, if it gives the Second Priority Collateral Trustees and the Required Second Priority Representatives at least 10 days’ prior written notice of such termination (and, upon such termination, Schedule VI hereto shall be automatically amended to delete such Securities Intermediary and Securities Account).  The Borrower will not change or add any securities intermediary that maintains any securities account in which any of the Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the provisions of this Section 4 in order to continuously perfect the security interest granted hereunder in such Collateral.

(e)                                  Upon any termination by the Borrower of any Securities Account by the Borrower, or any Securities Intermediary with respect thereto, the Borrower will immediately transfer all funds and property held in such terminated Securities Account to another Securities Account listed in Schedule VI hereto.

(f)                                    Subject to the Second Priority Collateral Trust Agreement and upon the occurrence and during the continuance of a Second Priority Collateral Trust Agreement Default, the Second Priority Collateral Trustees shall have the right to originate a Notice of Exclusive Control (as such term is defined in the applicable Securities Account Control Agreement) with respect to any Securities Account and thereafter shall have the sole and exclusive right to direct the disposition of the funds and assets with respect to any such Securities Account; provided, however that (i) the Securities Intermediary shall have received, prior to the receipt of the Notice of Exclusive Control from the Second Priority Collateral Trustees, a notice from the First Priority Collateral Trustees that the First Priority Security Interest (as defined in the applicable Securities Account Control Agreement) has been terminated or (ii) the First Priority Collateral Trustees shall have consented in writing to the origination of the Notice of Exclusive Control by the Second Priority Collateral Trustees.

Section 5.                                            Maintaining the Account Collateral.  So long as any of the Second Priority Secured Obligations remain outstanding:

(a)                                  The Borrower will maintain all Account Collateral only with the Second Priority Corporate Trustee or with banks (the “Pledged Account Banks”) that have agreed, in a record authenticated by the Borrower, the Second Priority Collateral Trustees and the Pledged Account Banks, to, subject to the Second Priority Collateral Trust Agreement, (i) comply with instructions originated by the Second Priority Collateral Trustees directing the disposition of funds in the Account Collateral without the further consent of the Borrower upon the receipt by the applicable Pledge Account Bank of a

Notice of Exclusive Control (as defined in the applicable Account Control Agreement referred to below) and (ii) waive or subordinate in favor of the Second Priority Collateral Trustees all claims of the Pledged Account Banks (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment but subject to such exceptions as may be agreed) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit B hereto, or shall otherwise be in form and substance satisfactory to the Second Priority Collateral Trustees (the “Account Control Agreement”).

(b)                                 The Borrower will cause each Person obligated at any time to make any payment to the Borrower for any reason (an “Obligor”) to make such payment to a Deposit Account.

(c)                                  The Borrower agrees that it will not add any bank that maintains a deposit account for the Borrower or open any new deposit account with any then existing Pledged Account Bank unless (i) the Second Priority Collateral Trustees and the Required Second Priority Representatives shall have received at least 10 days’ prior written notice of such additional bank or such new deposit account and (ii) the Second Priority Collateral Trustees shall have received, in the case of a bank or Pledged Account Bank that is not the Second Priority Corporate Trustee, an Account Control Agreement authenticated by such new bank and the Borrower, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new deposit account (and, upon the receipt by the Second Priority Collateral Trustees of such Account Control Agreement or supplement, Schedule V hereto shall be automatically amended to include such new Deposit Account).  The Borrower agrees that it will not terminate any bank as a Pledged Account Bank or terminate any Account Collateral, except that the Borrower may terminate a Deposit Account, and terminate a bank as a Pledged Account Bank with respect to a Deposit Account, if it gives the Second Priority Collateral Trustees and the Required Second Priority Representatives at least 10 days’ prior written notice of such termination (and, upon such termination, Schedule V hereto shall be automatically amended to delete such Pledged Account Bank and Deposit Account).  The Borrower will not change or add any bank that maintains any deposit account in which any of the Account Collateral is credited or carried, or change or add any such deposit account, in each case without first complying with the provisions of this Section 5 in order to continuously perfect the security interest granted hereunder in such Account Collateral.

(d)                                 Upon any termination by the Borrower of any Deposit Account by the Borrower, or any Pledged Account Bank with respect thereto, the Borrower will immediately (i) transfer all funds and property held in such terminated Deposit Account to another Deposit Account listed in Schedule V hereto and (ii) notify all Obligors that were making payments to such Deposit Account to make all future payments to another Deposit Account listed in Schedule V hereto, in each case so that the Second Priority Collateral Trustees shall have a continuously perfected security interest in such Account Collateral, funds and property.

(e)                                  Subject to the Second Priority Collateral Trust Agreement and upon the occurrence and during the continuance of a Second Priority Collateral Trust Agreement Default, the Second Priority Collateral Trustees shall have the right to originate a Notice of Exclusive Control (as such term is defined in the applicable Account Control Agreement) with respect to any Deposit Account and thereafter shall have the sole and exclusive right at such time to direct the disposition of funds with respect to the applicable Deposit Accounts; provided, however that (i) the Pledged Account Bank shall have received, prior to the receipt of the Notice of Exclusive Control from the Second Priority Collateral Trustees, a notice from the First Priority Collateral Trustees that the First Priority Security Interest (as defined in the applicable Securities Account Control Agreement) has been terminated or (ii) the First Priority Collateral Trustees shall have consented in writing to the origination of the Notice of Exclusive Control by the Second Priority Collateral Trustees.

Section 6.                                            Maintaining Letter-of-Credit Rights.  Subject to the Second Priority Collateral Trust Agreement and so long as any of the Second Priority Secured Obligations remain outstanding, each Grantor will maintain all letter-of-credit rights assigned to the Second Priority Collateral Trustees so that the Second Priority Collateral Trustees have control of the letter-of-credit rights in the manner specified in Section 9-107 of the UCC.

Section 7.                                            Representations and Warranties.  Each Grantor represents and warrants as follows:

(a)                                  Such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto.  Such Grantor is located (within the meaning of Section 9-307 of the UCC) in the state or jurisdiction set forth on Schedule I hereto.  In the case of the Borrower, the Borrower has its chief executive office and the office in which it maintains the original copies of each Assigned Agreement and Related Contract to which the Borrower is a party and all originals of all chattel paper that evidence Receivables of the Borrower, in the state or jurisdiction set forth in Schedule I hereto.  The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects.  Such Grantor has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule IV hereto.

(b)                                 Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest (A) created under (i) this Agreement (ii) the First Priority Collateral Documents and (iii) the other Second Priority Collateral Documents or (B) permitted under (i) the Senior Note Indenture and (ii) the other Applicable Agreements.  No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the First Priority Collateral Trustees relating to the First Priority Secured Agreements or the Second Priority Collateral Trustees relating to the Second Priority Secured Agreements.

(c)                                  The Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable.  With respect to the Pledged Equity that is an uncertificated security, subject to the Remedies Limitations, such Grantor has caused the issuer thereof either (i) to register the Controlling Collateral Trustees as the registered owners of such security or (ii) to agree in an authenticated record with such Grantor and the Controlling Collateral Trustees that such issuer will comply with instructions with respect to such security originated by the Controlling Collateral Trustees without further consent of such Grantor.  If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest.  In the case of the Borrower, the Pledged Debt pledged by the Borrower hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, is evidenced by one or more promissory notes (which notes have been delivered to the Controlling Collateral Trustees) and as of the date hereof is not in default.  All Security Collateral consisting of certificated securities and instruments have been delivered to the Controlling Collateral Trustees.

(d)                                 The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto.  In the case of the Borrower, the Initial Pledged Debt constitutes all of the outstanding indebtedness owed to the Borrower by the issuers thereof and is outstanding in the principal amount indicated on Schedule II hereto.

(e)                                  In the case of the Borrower, the Assigned Agreements to which the Borrower is a party, true and complete copies of which have been furnished to the Second Priority Collateral Trustees, have been duly authorized, executed and delivered by all parties thereto, have not been amended, amended and restated, supplemented or otherwise modified, are in full force and effect and are binding upon and enforceable against the Borrower, and to the Borrower’s knowledge, all parties thereto in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  There exists no default as of the date hereof under any Assigned Agreement to which the Borrower is a party by any party thereto.  Other than the Borrower, each party to the Assigned Agreements listed on Schedule III hereto which requires such parties’ consent for assignment and to which the Borrower is a party has executed and delivered to the Borrower a consent, in substantially the form of Exhibit C hereto or otherwise in form and substance satisfactory to the Second Priority Collateral Trustees, to the assignment of the Agreement Collateral to the Second Priority Collateral Trustees pursuant to this Agreement.

(f)                                    In the case of the Borrower, the Borrower has no deposit accounts, other than the Account Collateral listed on Schedule V hereto, as such Schedule V may be amended from time to time pursuant to Section 5(d), and legal, binding and enforceable Account Control Agreements are in effect for each deposit account that constitutes

Account Collateral (other than Account Collateral consisting of Deposit Accounts maintained with the Second Priority Corporate Trustees), except to the extent such Account Control Agreements are not required by Section 5(a).  The Borrower has instructed all existing Obligors to make all payments to a Deposit Account.

(g)                                 In the case of the Borrower, the Borrower has no deposit accounts which are not the subject of a legal, binding and enforceable Account Control Agreement.

(h)                                 In the case of the Borrower, the Borrower has no securities accounts, other than the Securities Accounts listed on Schedule VI hereto, as such Schedule VI may be amended from time to time pursuant to Section 4(d), and legal, binding and enforceable Securities Account Control Agreements are in effect for each securities account that constitutes Security Collateral (other than Security Collateral maintained with the Second Priority Corporate Trustee in the Second Priority Collateral Account), except to the extent such Securities Account Control Agreements are not required by Section 4(c).

(i)                                     In the case of the Borrower, the Borrower has no securities accounts which are not the subject of a legal, binding and enforceable Securities Account Control Agreement.

(j)                                     All filings and other actions (including, without limitation, actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC) necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Second Priority Collateral Trustees for the benefit of the Second Priority Representatives and the Second Priority Secured Holders a valid and, together with such filings and other actions, perfected security interest in the Collateral of such Grantor, securing the payment of the Second Priority Secured Obligations.

(k)                                  (i) The execution, delivery, recordation, filing or performance by such Grantor of this Agreement, (ii) the grant by such Grantor of the Liens granted by it pursuant to this Agreement, (iii) the perfection or maintenance of the Liens created under this Agreement (including the second priority nature thereof), (iv) the exercise by the Second Priority Collateral Trustees of their voting or other rights provided for in this Agreement and (v) the exercise by the Second Priority Collateral Trustees of their remedies in respect of the Collateral pursuant to this Agreement and the other Second Priority Collateral Documents, will not require any consent, approval, authorization or other order of, or any notice to or filing with, any court, regulatory body, administrative agency or other governmental body (other than (w) the consent of the Credit Agreement Parties, which consent has been obtained, (x) such filings required in order to perfect any security interest granted by this Agreement, (y) the actions described in Section 4 with respect to the Security Collateral, which actions have been taken and are in full force and effect and (z) any other consent, approval, authorization, order, notice or filing, the failure of which to make or obtain could not reasonably be expected to have a Material Adverse Effect), and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Borrower or any of the

Pledged Subsidiaries or any agreement, indenture or other instrument to which the Borrower or any of the Pledged Subsidiaries is a party or by which the Borrower or any of the Pledged Subsidiaries or any of the Borrower’s or any of the Pledged Subsidiaries’ respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Borrower, any of the Pledged Subsidiaries or the Borrower’s or any of the Pledged Subsidiaries’ respective property, except for any violation, breach, conflict or default that could not reasonably be expected to have a Material Adverse Effect and except that in each of the foregoing cases, (A) any foreclosure or other exercise of remedies by the Second Priority Collateral Trustees pursuant to this Agreement and the other Second Priority Collateral Documents will require additional approvals and consents that have not been obtained from foreign and domestic regulators and from lenders to, and suppliers, customers or other contractual counterparties of one or more Subsidiaries, and the failure to obtain such approval or consent could result in a default under, or breach of, agreements or other legal obligations of such Subsidiary and (B) disposition of any of the Security Collateral may be subject to the receipt of regulatory approvals and to laws affecting the offering and sale of securities generally (the exceptions described in the foregoing clauses (A) and (B) are referred to as “Remedies Limitations”).

Section 8.                                            Further Assurances.  (a)  Subject to the Remedies Limitations, each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Second Priority Collateral Trustees may request and that is within the power of such Grantor, consistent with its currently existing contractual and other legal obligations, in order to perfect any pledge, assignment or security interest granted or purported to be granted by such Grantor hereunder or to enable the Second Priority Collateral Trustees to exercise and enforce their rights and remedies hereunder and under the other Second Priority Collateral Documents with respect to any Collateral of such Grantor.  Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor:  (i) mark conspicuously each chattel paper included in Receivables, each Related Contract and, at the request of the Second Priority Collateral Trustees, each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Second Priority Collateral Trustees, indicating that such chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; provided, however, that no such legend shall be required if such Collateral is delivered to the Controlling Collateral Trustees pursuant to clause (ii) below, (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Controlling Collateral Trustees such note or instrument or chattel paper duly indorsed or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Controlling Collateral Trustees, (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Second Priority Collateral Trustees may request, in order to perfect the security interest granted or purported to be granted by such Grantor hereunder, (iv) deliver to the Controlling Collateral Trustees and pledge to the Second Priority Collateral Trustees for the ratable benefit of the Second Priority Representatives and the Second Priority Secured Holders certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank, (v) take all action necessary to ensure that the Controlling Collateral Trustees have control of Collateral consisting of deposit accounts, investment property, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC, and (vi) deliver to the Second Priority Collateral Trustees evidence that all other action that the Second Priority Collateral Trustees may deem reasonably necessary or desirable in order to perfect the security interest created by such Grantor under this Agreement and the other Second Priority Collateral Documents has been taken.

(b)                                 (i) Each Grantor hereby authorizes the Second Priority Collateral Trustees to file one or more financing or continuation statements relating to all or any part of the Collateral of such Grantor, and amendments thereto to correct the name and address of the Grantor or the Second Priority Collateral Trustees or to correct the description of the Collateral contained therein to be consistent with the description of the Collateral contained in this Agreement, in each case without the signature of such Grantor where permitted by law and which shall be filed by the Second Priority Collateral Trustees upon the receipt of an instruction letter from the Required Second Priority Representatives requesting the taking of such action and attaching the form of financing statement.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(ii)                                  Each Grantor ratifies its authorization for the Second Priority Collateral Trustees to have filed such financing statements, continuation statements or amendments, to the extent such amendments are permitted pursuant to clause (i) above, filed prior to the date hereof.

(c)                                  Each Grantor will furnish to the Second Priority Collateral Trustees (with copies to the First Priority Collateral Trustees or the applicable agent under the Eligible Debt Agreements) from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Second Priority Collateral Trustees may reasonably request, all in reasonable detail.

Section 9.                                            Post-Closing Changes; Collections on Assigned Agreements, Receivables and Related Contracts.  (a)  No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 7(a) of this Agreement without first giving at least 30 days’ prior written notice to the Second Priority Collateral Trustees and taking all action required by the Second Priority Collateral Trustees for the purpose of perfecting or protecting the security interest granted by this Agreement.  The Borrower will not change the location of the place where it keeps the originals of the Assigned Agreements and Related Contracts to which the Borrower is a party and all originals of all chattel paper that evidence Receivables of the Borrower from the locations therefor specified in Section 7(a) without first giving the Second Priority Collateral Trustees 30 days’ prior written notice of such change.  No Grantor will become bound by a security agreement authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Second Priority Collateral Trustees 30 days’ prior written notice thereof and taking all action required by the Second Priority Collateral Trustees to ensure that the perfection of the Second Priority Collateral Trustees’ security interest in the Collateral will be maintained.  Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will permit representatives of the Second Priority Collateral Trustees at any time during normal business hours to inspect and make abstracts from such records and other documents.  If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Trustees of such organizational identification number.

(b)                                 Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts.  In connection with such collections, such Grantor may take (and, at the Controlling Collateral Trustees’ direction, will take) such action as such Grantor may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that, subject to the Second Priority Collateral Trust Agreement, the Second Priority Collateral Trustees shall have the right at any time, upon the occurrence and during the continuance of a Second Priority Collateral Trust Agreement Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Second Priority Collateral Trustees and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Second Priority Collateral Trustees and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC.  After receipt by any Grantor of the notice from the Second Priority Collateral Trustees referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Second Priority Collateral Trustees hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Second Priority Collateral Trustees in the same form as so received (with any necessary indorsement) to be held as cash collateral in the Second Priority Collateral Account and either (A) released to such Grantor so long as no Second Priority Collateral Trust Agreement Default shall have occurred and be continuing or (B) upon the occurrence and during the continuance of a Second Priority Collateral Trust Agreement Default, the Second Priority Collateral Trustees shall, upon receipt of a written notice from the Required Second Priority Representatives, apply such cash collateral as provided in the Second Priority Collateral Trust Agreement and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon.  No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the Obligor thereof.

Section 10.                                      Voting Rights; Dividends; Etc.  (a)  So long as no Second Priority Collateral Trust Agreement Default shall have occurred and be continuing:

(i)                                     Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

(ii)                                  Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Applicable Agreements; provided, however, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral, shall be, and shall be forthwith delivered to the Controlling Collateral Trustees to hold as Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Controlling Collateral Trustees, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Controlling Collateral Trustees as Security Collateral in the same form as so received (with any necessary indorsement).

(iii)                               The Controlling Collateral Trustees will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b)                                 Subject to the Second Priority Collateral Trust Agreement and upon the occurrence and during the continuance of a Second Priority Collateral Trust Agreement Default:

(i)                                     All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall, upon notice to such Grantor by the Second Priority Collateral Trustees, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall automatically cease, and, subject to the Remedies Limitations, all such rights shall thereupon become vested in the Second Priority Collateral Trustees, who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends, interest and other distributions and shall deposit the same into the Second Priority Collateral Account; and

(ii)                                  All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 10(b) shall be received in trust for the benefit of the Second Priority Collateral Trustees, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Second Priority Collateral Trustees to be deposited into the Second Priority Collateral Account.

Section 11.                                      As to the Assigned Agreements.  (a)  The Borrower will at its expense:

(i)                                     perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be requested from time to time by the Second Priority Collateral Trustees; and

(ii)                                  furnish to the Second Priority Collateral Trustees promptly upon receipt thereof copies of all notices, requests and other documents received by the Borrower under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Second Priority Collateral Trustees such information and reports regarding the Assigned Agreements and such other Collateral of the Borrower as the Second Priority Collateral Trustees may reasonably request and (B) upon request of the Second Priority Collateral Trustees make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as the Borrower is entitled to make thereunder.

(b)                                 The Borrower agrees that it will not, except to the extent otherwise permitted under the Applicable Agreements:

(i)                                     cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;

(ii)                                  amend, amend and restate, supplement or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder;

(iii)                               waive any default under or breach of any such Assigned Agreement; or

(iv)                              take any other action in connection with any such Assigned Agreement that would impair the value of the interests or rights of the Borrower thereunder or that would impair the interests or rights of any Second Priority Secured Holder.

Section 12.                                      Payments Under the Assigned Agreements; Letters of Credit.  (a) The Borrower agrees, and has effectively so instructed each other party to each Assigned Agreement to which it is a party, that all payments due or to become due under or in connection with such Assigned Agreement will be made directly to a Deposit Account.

(b)                                 Subject to the Second Priority Collateral Trust Agreement and upon the occurrence of a Second Priority Collateral Trust Agreement Default, each Grantor will, promptly upon request by the Second Priority Collateral Trustees, (i) notify (and such Grantor hereby authorizes the Second Priority Collateral Trustees to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Second Priority Collateral Trustees hereunder and any payments due or to become due in respect thereof are to be made directly to the Second Priority Collateral Trustees or their designee and (ii) arrange for the Second Priority Collateral Trustees to become the transferee beneficiaries of letters of credit.

Section 13.                                      Transfers and Other Liens; Additional Shares.  (a)  Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Applicable Agreements or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest (A) created under (x) this Agreement, (y) the First Priority Collateral Documents (z) the other Second Priority Collateral Documents and (B) permitted under (x) the Senior Note Indenture or (y) any other Applicable Agreements.

(b)                                 Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any Equity Interests or other securities in substitution for the Pledged Equity issued by such issuer, except to such Grantor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities of each issuer of the Pledged Equity issued to such Grantor.

Section 14.                                      Second Priority Collateral Trustees May Perform.  Subject to the Second Priority Collateral Trust Agreement, if any Grantor fails to perform any agreement contained herein, the Second Priority Collateral Trustees may, but without any obligation to do so and without notice, themselves perform, or cause performance of, such agreement, and the expenses of the Second Priority Collateral Trustees incurred in connection therewith shall be payable by such Grantor under Section 16.

Section 15.                                      Remedies.  Subject to the terms of the Second Priority Collateral Trust Agreement, if a Second Priority Collateral Trust Agreement Default shall have occurred and be continuing:

(a)                                  Subject to the Remedies Limitations, the Second Priority Collateral Trustees may with the consent of the Required Second Priority Representatives, and shall at the request of the Required Second Priority Representatives, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:  (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Second Priority Collateral Trustees forthwith, assemble all or part of the Collateral as directed by the Second Priority Collateral Trustees and make it available to the Second Priority Collateral Trustees at a place and time to be designated by the Second Priority Collateral Trustees that is reasonably convenient to all parties, (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Second Priority Collateral Trustees’ offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Second Priority Collateral Trustees may deem commercially reasonable, and (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Second Priority Collateral Trustees shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Second Priority Collateral Trustees may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 Any cash held by or on behalf of the Second Priority Collateral Trustees and all cash proceeds received by or on behalf of the Second Priority Collateral Trustees in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Second Priority Collateral Trustees, be held by the Second Priority Collateral Trustees as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Second Priority Collateral Trustees pursuant to Section 16) in whole or in part by the Second Priority Collateral Trustees for the ratable benefit of the Second Priority Representatives and the Second Priority Secured Holders against, all or any part of the Second Priority Secured Obligations, in accordance with the terms of the Second Priority Collateral Trust Agreement.

(c)                                  All payments received by the Borrower under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Second Priority Collateral Trustees, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Second Priority Collateral Trustees in the same form as so received (with any necessary indorsement).

(d)                                 The Second Priority Collateral Trustees may, without notice to the Borrower except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Second Priority Secured Obligations against any funds held in the Second Priority Collateral Account or in any other deposit account of the Borrower in accordance with clause (b) above.

(e)                                  If the Second Priority Collateral Trustees shall determine to exercise their right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 15, each Grantor agrees that, upon request of the Second Priority Collateral Trustees and subject to the Remedies Limitations, such Grantor will, at its own expense:

(i)                                     execute and deliver, and cause each issuer of such Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Second Priority Collateral Trustees, advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the “Securities Act”), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Second Priority

Collateral Trustees, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(ii)                                  use its best efforts to qualify the Security Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Second Priority Collateral Trustees;

(iii)                               cause each such issuer of such Security Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

(iv)                              provide the Second Priority Collateral Trustees with such other information and projections as may be necessary or, in the opinion of the Second Priority Collateral Trustees, advisable to enable the Second Priority Collateral Trustees to effect the sale of such Security Collateral; and

(v)                                 do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

(f)                                    The Second Priority Collateral Trustees are authorized, in connection with any sale of the Security Collateral pursuant to this Section 16, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral:  (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (e)(i) above, (ii) any information and projections provided to it pursuant to subsection (e)(iv) above and (iii) any other information in its possession relating to such Security Collateral.

(g)                                 Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Second Priority Secured Holders by reason of the failure by such Grantor to perform any of the covenants contained in subsection (e) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Second Priority Collateral Trustees shall demand compliance with subsection (e) above.

Section 16.                                      Indemnity and Expenses.  (a)  Each Grantor agrees to indemnify, defend and save and hold harmless the Second Priority Collateral Trustees, each Second Priority Representative and each Second Priority Secured Holder and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any other Second Priority Collateral Document except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

(b)                                 Each Grantor will upon demand pay to the Second Priority Collateral Trustees the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of their counsel and of any experts and agents, that the Second Priority Collateral Trustees may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Second Priority Collateral Trustees, the Second Priority Representatives or the other Second Priority Secured Holders hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

Section 17.                                      Amendments; Waivers; Additional Grantors; Etc.  (a)  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall (i) be in writing and signed by the Second Priority Collateral Trustees and (ii) otherwise comply with Section 10.01 of the Second Priority Collateral Trust Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  Notwithstanding the foregoing, amendments, waivers and consents effected in respect of the First Priority Security Agreement (or, in the case of any Eligible Debt Agreement, the applicable security agreement related to such Eligible Debt Agreement) shall upon their effectiveness apply with equal force to the comparable provisions of this Agreement and become effective with respect thereto without the consent of or any other action on the part of any Person; provided, however, that any such amendment, waiver or consent effected in respect of the First Priority Security Agreement (or, in the case of any Eligible Debt Agreement, the applicable security agreement relating to such Eligible Debt Agreement) which has the effect of releasing all or substantially all of the Collateral shall not automatically apply to this Agreement.  No failure on the part of the Second Priority Collateral Trustees, the Second Priority Representatives or any other Second Priority Secured Holders to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(b)                                 Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Second Priority Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Second Priority Secured Agreements to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Second Priority Secured Agreements to “Collateral” shall also mean and be a reference to the Supplemental Collateral  (as defined in the Second Priority Security Agreement Supplement) of such Additional Grantor and (ii) the supplemental schedules I, II and IV attached to each Second Priority Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II and IV, respectively, hereto, and the Second Priority Collateral Trustees may attach such supplemental schedules to such Schedules; and each reference to such

Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Second Priority Security Agreement Supplement.

Section 18.                                      Notices, Etc.  All notices, demands, requests, and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to, in the case of any Second Priority Representative, or the Second Priority Collateral Trustees, addressed to each at their respective address specified in the Second Priority Collateral Trust Agreement, in the case of the Borrower, addressed to it at its address specified in the Senior Note Indenture and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor’s name on the signature pages hereto or on the signature page to the Second Priority Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties.  All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, telecopied or confirmed by telex answerback, respectively, addressed as aforesaid; except that notices and other communications to the Second Priority Collateral Trustees shall not be effective until received by the Second Priority Collateral Trustees.  Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Second Priority Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

Section 19.                                      Continuing Security Interest; Assignments under the Senior Note Indenture.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until all of the Collateral is released, and this Agreement is terminated, in accordance with Section 8.02 of the Second Priority Collateral Trust Agreement, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Second Priority Collateral Trustees hereunder, to the benefit of the Second Priority Collateral Trustees, the Second Priority Representatives on behalf of themselves and on behalf of the Second Priority Secured Holders and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Senior Note Holder may transfer all or any portion of its rights and obligations under the Senior Note Indenture (including, without limitation, all or any portion of Senior Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Senior Note Holder in the Second Priority Collateral Documents or otherwise, in each case as provided in the Senior Note Indenture.

Section 20.                                      Release; Termination.  The Second Priority Collateral Trustees shall release all or any portion of the Collateral solely on terms and subject to the conditions set forth in Article VIII of the Second Priority Collateral Trust Agreement.

Section 21.                                      Security Interest Absolute.  The obligations of each Grantor under this Agreement are independent of the Second Priority Secured Obligations or any other obligations of any other Person under or in respect of the Second Priority Secured Agreements and the Second Priority Collateral Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Person or whether such Grantor or any other

Person is joined in any such action or actions.  All rights of the Second Priority Collateral Trustees, the Second Priority Representatives and the other Second Priority Secured Holders and the pledge, assignment and security interest hereunder and under the other Second Priority Collateral Documents, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(a)                                  any lack of validity or enforceability of any Second Priority Secured Agreement or any other agreement or instrument relating thereto;

(b)                                 any change in the time, manner or place of payment of, or in any other term of, all or any of the Second Priority Secured Obligations or any other Obligations of any other Person under or in respect of the Second Priority Secured Agreements or any other amendment or waiver of or any consent to any departure from any Second Priority Secured Agreement, including, without limitation, any increase in the Second Priority Secured Obligations resulting from the issuance of additional Senior Notes by the Borrower or otherwise;

(c)                                  any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Second Priority Secured Obligations;

(d)                                 any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Second Priority Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Second Priority Secured Obligations or any other Obligations of any other Grantor under or in respect of the Second Priority Secured Agreements or any other assets of any Grantor or any of its Subsidiaries;

(e)                                  any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries;

(f)                                    any failure of any Second Priority Secured Holder to disclose to any Grantor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Grantor now or hereafter known to such Second Priority Secured Holder (each Grantor waiving any duty on the part of the Second Priority Secured Holders to disclose such information);

(g)                                 the failure of any other Person to execute this Agreement or any other Second Priority Collateral Document, guaranty or agreement or the release (other than as provided in Section 20) or reduction of liability of any Grantor or other grantor or surety with respect to the Second Priority Secured Obligations; or

(h)                                 any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Second Priority

Secured Holder that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Second Priority Secured Obligations is rescinded or must otherwise be returned by the Second Priority Collateral Trustees, any Second Priority Representative or any Second Priority Secured Holder upon the insolvency, bankruptcy or reorganization of any Grantor or otherwise, all as though such payment had not been made.

Section 22.                                      Additional Secured Obligations.  Each of the Grantors, the Second Priority Collateral Trustees, the Second Priority Representatives and the Second Priority Secured Holders acknowledges and agrees that the Collateral hereunder may secure additional Obligations of the Borrower in respect of the incurrence of new Debt (as defined in the Senior Note Indenture) by the Borrower or the refinancing, extension, or renewal of certain Debt of the Borrower, in each case, only as permitted by the terms and conditions of the Senior Note Indenture.  Upon the execution and delivery to the Second Priority Collateral Trustees of an acknowledgement by the Persons to whom the obligations referred to in the immediately preceding sentence are owed, in form and substance satisfactory to the Second Priority Collateral Trustees, that (i) such Persons acknowledge the terms and conditions of this Agreement and agree to be bound thereby and (ii) such Persons agree to pay their ratable share of the fees and expenses of the Second Priority Collateral Trustees and to ratably indemnify the Second Priority Collateral Trustees, in each case, on terms and conditions similar to those contained in the Senior Note Indenture and the Second Priority Collateral Trust Agreement, such Persons shall become “Second Priority Secured Holders” hereunder and shall be entitled to share ratably in the Collateral for all purposes hereunder.

Section 23.                                      Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

Section 24.                                      Limitation of Liability.  Each Grantor, and by its acceptance of this Agreement, the Second Priority Collateral Trustees, the Second Priority Representatives and the Second Priority Secured Holders, hereby confirms that it is the intention of all such Persons that this Agreement and the Obligations of the Grantors hereunder not constitute a fraudulent conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the Obligations of the Grantors hereunder.  To effectuate the foregoing intention, the Second Priority Collateral Trustees, the Second Priority Representatives and the Second Priority Secured Holders and the Grantors hereby irrevocably agree that the Obligations of the Grantors under this Agreement at any time shall be limited to the maximum amount as will result in the Obligations of the Grantors under this Agreement not constituting a fraudulent transfer or conveyance.

Section 25.                                      Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 26.                                      Submission to Jurisdiction and Waiver.  (a)  Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and the other Second Priority Secured Agreements to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court.  Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(b)                                 Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement to which it is or is to be a party in any New York State or federal court.  Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(c)                                  EACH GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SENIOR NOTE INDENTURE OR THE OTHER SECOND PRIORITY SECURED AGREEMENTS.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

THE AES CORPORATION

By:
Title:

Acknowledged on the date hereof by:

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,

as Second Priority Corporate Trustee

By:
Title:

JEFFERY T. ROSE,

as Second Priority Individual Trustee

By:
Title:

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Senior Note Trustee

By:
Title:

WILMINGTON TRUST COMPANY,

as Existing Corporate Trustee

By:
Title:

BRUCE L. BISSON,

as Existing Individual Trustee

By:
Title:

Schedule I to the Second
Priority Security Agreement

LOCATION, CHIEF EXECUTIVE OFFICE, PLACE WHERE AGREEMENTS ARE
MAINTAINED, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION
AND ORGANIZATIONAL IDENTIFICATION NUMBER

Grantor	Location	Chief Executive Office	Place Where Agreements are Maintained	Type of Organization	Jurisdiction of Organization	Organizational I.D. No.

The AES Corporation	Corporation Service Company 2711 Centerville Road New Castle, Delaware 19808	1001 North 19th Street Suite 2000 Arlington, VA 22209	1001 North 19th Street Suite 2000 Arlington, VA 22209	Corporation	Delaware	Federal ID #: 54-1163725

Schedule II to the Second
Priority Security Agreement

PLEDGED EQUITY AND PLEDGED DEBT

Part I

PLEDGOR: AES CORP.

Legal Name	Jurisdiction of Incorporation	Types of Shares	Authorized Shares	Par Value	Outstanding Shares	Percentage Owned by AES	Certificate No.	% Pledged

AES Alamitos Development, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES Argentina, Inc.	Delaware	Common	10	$1.00	10	100	3	100

AES Atlantis, Inc.	Delaware	Common	10	$1.00	10	100	2	100

AES Barka Services, Inc.	Delaware	Common	200	$0.001	10	100	2	100

AES CAESS Distribution, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES California Management Co., Inc.	Delaware	Common	10	$1.00	10	100	3	100

AES Canal Power Services, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES Capital Funding, LLC	Delaware	Units	N/A	N/A	10	100	2	65

AES Cemig Holdings, Inc.	Delaware	Common	10	$1.00	10	100	2	100

AES Central American Management Services, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES Central Valley, L.L.C.	Delaware	Units	1,000	N/A	10	100	1	100

AES Chaparron I, Ltd.	Cayman	Ordinary	50,000	$1.00	1,000	100	2, 3	65

AES Columbia Power, LLC	Delaware	Units	1,000	N/A	10	100	1	100

AES Connecticut Management, LLC	Delaware	Units	1,000	N/A	10	100	1	100

AES Distribution East, L.L.C.	Delaware	Units	N/A	N/A	10	100	2	65

AES Ecotek Holdings, L.L.C.	Delaware	Units	1,000	N/A	10	100	1	100

AES EDC Funding II, L.L.C.	Delaware	Units	1,000	N/A	10	100	2	100

Legal Name	Jurisdiction of Incorporation	Types of Shares	Authorized Shares	Par Value	Outstanding Shares	Percentage Owned by AES	Certificate No.	% Pledged

AES EEO Distribution, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES El Faro Generation, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES Engineering, Ltd.	Cayman	Ordinary	50,000	$1.00	1,000	100	4,5	65

AES Georgia Gas, L.L.C.	Delaware	Units	1,000	N/A	10	100	1	65

AES GPH Holdings, L.L.C.	Delaware	Units	N/A	N/A	10	100	2	65

AES GPH, L.L.C.	Delaware	Units	N/A	N/A	10	100	1	65

AES Granbury, L.L.C.	Delaware	Units	N/A	N/A	10	100	2	100

AES Hawaii Management Company, Inc.	Delaware	Common	10	$1.00	10	100	4	100

AES Honduras Generation, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES International Holdings, Ltd.	British Virgin Islands	Common	50,000	$1.00	50,000	100	2, 3	65

AES Ironwood, Inc.	Delaware	Common	10	$1.00	10	100	3	100

AES Kalaeloa Venture, L.L.C.	Delaware	Units	1,000	N/A	10	100	1	100

AES Keystone, L.L.C.	Delaware	Units	N/A	N/A	100	100	1	100

AES King Harbor, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES Londonderry Holdings, L.L.C.	Delaware	Units	N/A	N/A	10	100	1	100

AES New York Funding, L.L.C.	Delaware	Units	N/A	N/A	10	100	1	100

AES Odyssey, L.L.C.	Delaware	Units	1,000	N/A	10	100	1	100

AES Oklahoma Holdings, L.L.C.	Delaware	Units	1,000	N/A	10	100	1	100

AES Red Oak, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES Rio Diamante, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES Southland Funding, L.L.C.	Delaware	Units	N/A	N/A	10	100	1	100

AES Stonehaven Holding, Inc.	Delaware	Common	10	$1.00	10	100	3	100

2

Legal Name	Jurisdiction of Incorporation	Types of Shares	Authorized Shares	Par Value	Outstanding Shares	Percentage Owned by AES	Certificate No.	% Pledged

AES Teal Holding, Inc.	Delaware	Common	10	$1.00	10	100	1	100

AES Texas Funding III, L.L.C.	Delaware	Units	1,000	N/A	10	100	3	100

AES Warrior Run Funding, L.L.C.	Delaware	Units	N/A	N/A	10	100	1	100

Cavanal Minerals, Inc.	Delaware	Common	10	$1.00	10	100	2	100

IPALCO Enterprises, Inc.	Indiana	Common	290,000,000	N/A	89,685,177	100	AES-1	100

Mountainview Holding Company, LLC	Delaware	Units	1,000	N/A	10	100	1	100

Mountainview Power Development Company LLC	Delaware	Units	1,000	N/A	10	100	5	100

Riverside Canal Power Company	California	Common	1,000	No	100	100	4	100

3

Part II

Grantor	Debt Issuer	Description of Debt	Debt Certificate No(s).	Final Maturity	Outstanding Principal Amount
The AES Corporation	AES Shady Point, LLC	Term loan, 21% interest	N/A	July 19, 2014	$40,000,000

The AES Corporation	AES Electric Ltd.	Demand	N/A	N/A	$609,699

The AES Corporation	Global Power Holdings C.V.	Revolving facility, Applicable Federal Rate interest	N/A	December 31, 2011	$7,966,227 (up to a maximum principal amount of $200,000,000.00)

The AES Corporation	AES International Holdings Ltd.	Revolving facility, Applicable Federal Rate interest	N/A	December 31, 2011	$109,989,406 (up to a maximum principal amount of $200,000,000.00)

The AES Corporation	AES Yucatan, S. de R.L. de C.V.	LIBOR + 7%	N/A	March 31, 2005	$3,734,178.25

The AES Corporation	AES Distribucion Dominicana Ltd.	Demand note, LIBOR interest	N/A	August 4, 2012	$59,304,687

The AES Corporation	AES Distribucion Dominicana Ltd.	Demand note, 18% interest	N/A	July 25, 2010	$9,712,654.50

The AES Corporation	AES Distribucion Dominicana Ltd.	Demand note, 18% interest	N/A	September 20, 2010	$11,000,000

The AES Corporation	AES Distribucion Dominicana Ltd.	Demand note, 18% interest	N/A	October 26, 2010	$9,118,534.32

4

Grantor	Debt Issuer		Description of Debt	Debt Certificate No(s).	Final Maturity	Outstanding Principal Amount
The AES Corporation	AES Distribucion Dominicana Ltd.		Demand note, 12% interest	N/A	February 8, 2011	$20,000,000

The AES Corporation	AES Distribucion Dominicana Ltd.		Demand note, 12% interest	N/A	March 12, 2011	$18,500,000

The AES Corporation	AES Distribucion Dominicana Ltd.		Demand note, 12% interest	N/A	April 25, 2011	$6,500,000

The AES Corporation	AES Distribucion Dominicana Ltd.		Demand note, 18% interest	N/A	May 30, 2011	$5,000,000

The AES Corporation	AES Raccoon Creek, L.L.C. (now AES BV Operations, L.L.C.	)	Demand note, 6.29% interest	N/A	November 30, 2009	$11,512,000

The AES Corporation	Lake Worth Generation, L.L.C.		Applicable Federal Rate Interest	N/A	January 10, 2008	$2,796,000

5

Schedule III to the Second
Priority Security Agreement

ASSIGNED AGREEMENTS

Grantor	Assigned Agreement

The AES Corporation

Tax Sharing Agreement dated as of June 23, 1987 (as amended, supplemented or modified through the date hereof) among The AES Corporation (formerly known as Applied Energy Services, Inc.), AES Oklahoma Management Co., Inc., AES Shady Point, Inc., Combustion Engineering, Inc., and Union Bank of California N.A. (formerly known as Union Bank), as successor in interest to Security Pacific National Bank, as agent.

The AES Corporation

Tax Sharing Agreement dated as of March 20, 1990 (as amended, supplemented or modified through the date hereof) among The AES Corporation (formerly known as Applied Energy Services, Inc.), AES Hawaii Management Company, Inc., AES Hawaii, Inc. (formerly known as AES Barbers Point, Inc.), and Union Bank of California N.A. (formerly known as Union Bank), as successor in interest to Security Pacific National Bank, as agent.

The AES Corporation	Tax Sharing Agreement dated as of March 28, 2001 among The AES Corporation, IPALCO Enterprises, Inc., and each corporation or other entity listed therein.

Schedule IV to the Second
Priority Security Agreement

CHANGES IN NAME, LOCATION, ETC.

Changes in the Grantor’s Name (including new grantor with a new name and names associated with all predecessors in interest of the Grantor)

The Borrower changed its name from “Applied Energy Services, Inc.” to “The AES Corporation” on May 1, 1991.

Changes in the Grantor’s Location

There has been no change in the Borrower’s location.

Changes in the Grantor’s Chief Executive Office

The Borrower moved its chief executive office from 1925 N. Lynn Street, Arlington, VA 22209 to 1001 N. 19th Street, Arlington, VA 22209 in June of 1989.

Changes in the Place Where Agreements are Maintained

See change in location of chief executive office as noted above.

Changes in the Type of Organization

There has been no change in the type of organization.

Changes in the Jurisdiction of Organization

There has been no change in the jurisdiction of the organization.

Changes in the Organizational Identification Number

No changes.

Schedule V to the Second
Priority Security Agreement

ACCOUNT COLLATERAL

Grantor	Name and Address of Pledged Account Bank	Mailing Address of Pledged Account	Account Number
The AES Corporation	Riggs Bank, N.A. 808 17th Street, N.W. Washington, D.C. 20006-3944 Attn: Douglas H. Klamforth	Riggs Bank, N.A. 808 17th Street, N.W. Washington, DC 20006-3944	37000223

The AES Corporation	Citibank, N.A. 388 Greenwich Street, 21st Floor New York, N.Y. 10013 Attn: Stuart J. Glen	Citibank, N.A. 388 Greenwich Street, 21st Floor New York, NY 10013	30530758 38668719

6

Schedule VI to the Second
Priority Security Agreement

SECURITIES ACCOUNTS

Description of Financial Asset	Name and Address of Securities Intermediary	Mailing Address of Securities Account	Account Number
Investment	BlackRock Provident Institutional Funds 100 Bellevue Parkway Wilmington, DE 19809	PFPC, Inc. P.O. Box 8950 Wilmington, DE 19885-9628	19011

Investment	Calvert Cash Reserves 4550 Montgomery Avenue Suite 1000N Bethesda, MD 20814	Calvert Investments 4550 Montgomery Avenue, Suite 1000N Bethesda, MD 20814	707/6082607

Investment (Money Market)	FAM Distributors, Inc. One Financial Center, 23rd Floor Boston, MA 02111	Merrill Lynch 100 Jericho Quadrangle P.O. Box 797 Jericho, NY 11753	318-3249844-4

Investment (Securities)	Merrill Lynch Pierce Smith & Fenner Incorporated 100 Jericho Quadrangle 2ND 242 Jericho, NY 11753	Merrill Lynch 100 Jericho Quadrangle P.O. Box 787 Jericho, NY 11753	550-07718

Investment	Citigroup Asset Management 100 Stamford Place, 6th Floor Stamford, CT 06902 Attn: Frank T. Dunn, Jr.	Citi Institutional Funds 100 Stamford Place Stamford, CT 06902-6740	18782

Schedule VII to the Second
Priority Security Agreement

EXCLUDED RECEIVABLES

AES Barry Limited

AESEBA, S.A.

AES Haripur (Private) Limited

AES Lal Pir (Private) Limited

AES Lal Pir (UK) Limited

AES Nile Power Operations Ltd.

AES Pak Gen Holdings, Inc.

AES Pak Gen (Private) Company

AES Pak Gen (UK) Limited

AES Pakistan Holdings

AES Ocean Springs, Ltd.

AES Transpower, Inc.

Indianapolis Power & Light Company and its Subsidiaries

La Plata II, Inc.

La Plata III, Inc.

La Plata Holdings, Inc.

Medway Power Limited

Exhibit A to the Second
Priority Security Agreement

FORM OF SECOND PRIORITY SECURITY AGREEMENT SUPPLEMENT

[Date of Second Priority Security Agreement Supplement]

Wells Fargo Bank Minnesota, National Association,

as Second Priority Corporate Trustee and

Jeffery T. Rose, as Second Priority Individual Trustee
for the Second Priority Representatives and the
Second Priority Secured Holders referred to in the
Second Priority Security Agreement referred to below

Attn:

The AES Corporation

Ladies and Gentlemen:

Reference is made to (i) the Second Priority Security Agreement dated May 8, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Priority Security Agreement”) made by the Grantors from time to time party thereto in favor of Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as corporate trustee (the “Second Priority Corporate Trustee”) and Jeffery T. Rose, not in his individual capacity but solely as individual trustee (the “Second Priority Individual Trustee”; and, together with the Second Priority Corporate Trustee, the “Second Priority Collateral Trustees”) and (ii) the Second Priority Collateral Trust Agreement dated May 8, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Priority Collateral Trust Agreement”) made by the Grantors time to time party thereto in favor of the Second Priority Collateral Trustees, for the Second Priority Representatives and the Second Priority Secured Holders.  Terms defined in the Senior Note Indenture, the Second Priority Security Agreement or the Second Priority Collateral Trust Agreement and not otherwise defined herein are used herein as defined in the Senior Note Indenture, the Second Priority Security Agreement or the Second Priority Collateral Trust Agreement.

SECTION 1.  Grant of Security.  The undersigned hereby grants to the Second Priority Collateral Trustees, for the ratable benefit of the Second Priority Representatives and the Second Priority Secured Holders, a security interest in, all of its right, title and interest in and to all of the Supplemental Collateral (as defined herein) of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedule I to Schedule I to the Second Priority Security Agreement.  For purposes of this Second Priority Security Agreement Supplement, “Supplemental Collateral” shall consist of:

(a)                                  the following:

(i)                                            all of its right, title and interest in and to all of the shares of stock or other Equity Interests (the “Additional Initial Pledged Equity”) set forth opposite the undersigned’s name on and as otherwise described in the attached supplemental schedule I to Schedule I to the Second Priority Security Agreement;

(ii)                                         the certificates, if any, representing the Additional Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(iii)                                      all additional shares of stock and other Equity Interests of or in any issuer of the Additional Initial Pledged Equity or any successor entity from time to time acquired by the undersigned in any manner  and all additional shares of stock or Equity Interests of or in any new direct Subsidiary of the undersigned formed or acquired by the undersigned in any manner after the date of this Second Priority Security Agreement Supplement (such shares and other Equity Interests, together with the Additional Initial Pledged Equity, being the “Additional Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto; and

(b)                                 all proceeds of, collateral for, income, and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Supplemental Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clause (a) of this Section 1 and this clause (b)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Second Priority Collateral Trustees are the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Supplemental Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

Notwithstanding the foregoing provisions of this Section 1 or of any other Second Priority Secured Agreement, the grant of a security interest as provided herein shall not extend

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to, and the term “Supplemental Collateral” shall not include, as to the undersigned, more than 65% of the outstanding voting stock of any CFC.

SECTION 2.  Security for Obligations.  The grant of a security interest in the Supplemental Collateral by the undersigned under this Second Priority Security Agreement Supplement and the Second Priority Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Second Priority Secured Agreements whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.  Without limiting the generality of the foregoing, this Second Priority Security Agreement Supplement and the Second Priority Security Agreement secures the payment of all amounts that constitute part of the Second Priority Secured Obligations and that would be owed by the undersigned to the Second Priority Representatives or any Second Priority Secured Holder under the Second Priority Secured Agreements but for the fact that such Second Priority Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

The undersigned, and by its acceptance of this Second Priority Security Agreement Supplement, the Second Priority Collateral Trustees, the Second Priority Representatives and the Second Priority Secured Holders, hereby confirm that it is the intention of all such Persons that this Second Priority Security Agreement Supplement, the Second Priority Security Agreement and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Second Priority Security Agreement Supplement, the Second Priority Security Agreement and the Obligations of the undersigned hereunder and thereunder.  To effectuate the foregoing intention, the Second Priority Collateral Trustees, the Second Priority Representatives and the Second Priority Secured Holders and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Second Priority Security Agreement Supplement and the Second Priority Security Agreement at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under the Second Priority Security Agreement Supplement and the Second Priority Security Agreement not constituting a fraudulent transfer or conveyance.

SECTION 3.  Supplements to Second Priority Security Agreement Schedules.  The undersigned has attached hereto supplemental Schedules I, II and IV to Schedules I, II and IV, respectively, to the Second Priority Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Second Priority Security Agreement and are complete and correct.

SECTION 4.  Representations and Warranties.  The undersigned hereby makes each representation and warranty set forth in Section 7 of the Second Priority Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

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SECTION 5.  Obligations Under the Second Priority Security Agreement.  The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Second Priority Security Agreement to the same extent as each of the other Grantors.  The undersigned further agrees, as of the date first above written, that each reference in the Second Priority Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

SECTION 6.  Governing Law.  This Second Priority Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7.  Submission to Jurisdiction and Waiver.  (a)  Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Second Priority Security Agreement Supplement, or for recognition or enforcement of any judgment, and party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Second Priority Security Agreement Supplement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Second Priority Security Agreement Supplement in the courts of any jurisdiction.

(b)                                 Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Second Priority Security Agreement Supplement to which it is or is to be a party in any New York State or federal court.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECOND PRIORITY SECURITY AGREEMENT SUPPLEMENT OR THE ACTIONS OF ANY OTHER PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

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Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By:
Title:

Address for notices:

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Exhibit B to the Second
Priority Security Agreement

FORM OF ACCOUNT CONTROL AGREEMENT
(Deposit Account/Securities Account)

ACCOUNT CONTROL AGREEMENT (this “Agreement”) dated as of              ,        , among The AES Corporation, a Delaware corporation (the “Grantor”), Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as corporate trustee (the “Second Priority Corporate Trustee”) and Jeffery T. Rose, not in his individual capacity but solely as individual trustee (the “Second Priority Individual Trustee”; and, together with the Second Priority Corporate Trustee, the “Secured Party”), and               , a                         (“                           ”), as securities intermediary and/or depository bank (the “Account Holder”).

PRELIMINARY STATEMENTS:

(1)                                  The Grantor has granted the Secured Party a security interest (the “Security Interest”) in the following accounts maintained by the Account Holder for the Grantor (each, an “Account” and collectively, the “Accounts”):

[Insert account numbers and other identifying information.]

(2)                                  The Grantor has also granted to Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as corporate trustee (the “First Priority Corporate Trustee”), and Bruce L. Bisson, an individual residing in the State of Delaware, not in his individual capacity but solely as individual trustee (the “First Priority Individual Trustee”; and, together with the First Priority Corporate Trustee, the “First Priority Secured Party”) a first priority security interest (the “First Priority Security Interest”) in the Accounts.

(3)                                  Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York (“N.Y. Uniform Commercial Code”) are used in this Agreement as such terms are defined in such Article 8 or 9.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1.  The Accounts.  The Grantor and Account Holder represent and warrant to, and agrees with, the Secured Party that:

(a)                                  The Account Holder maintains each Account for the Grantor, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Grantor are, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

(b)                                 To the extent that funds are credited to any Account, such Account is a deposit account; and to the extent that financial assets are credited to any Account, such Account is a securities account.  The Account Holder is (i) the bank with which each Account that is a deposit account is maintained and (ii) the securities intermediary with respect to financial assets held in any Account that is a securities account.  The Grantor is (x) the Account Holder’s customer with respect to the Accounts and (y) the entitlement holder with respect to financial assets credited from time to time to any Account.

(c)                                  Notwithstanding any other agreement to the contrary, the Account Holder’s jurisdiction with respect to each Account for purposes of the N.Y. Uniform Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

(d)                                 The Grantor and Account Holder do not know of any claim to or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.

SECTION 2.  Control by Secured Party.  Subject to Section 3(c) below, the Account Holder will comply with (i) all instructions directing disposition of the funds in any and all of the Accounts, (ii) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in any and all of the Accounts, and (iii) all other directions concerning any and all of the Accounts, including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in any and all of the Accounts (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being an “Account Direction”), in each case of clauses (i), (ii) and (iii) above originated by the Secured Party without further consent by the Grantor or any other Person.

SECTION 3.  Grantor’s Rights in Accounts.  (a)  Except as otherwise provided in this Section 3, the Account Holder will comply with Account Directions concerning each Account originated by the Grantor without further consent by the Secured Party.

(b)                                 Until the Account Holder receives a notice from the Secured Party that the Secured Party will exercise exclusive control over any Account (a “Notice of ExclusiveControl” with respect to such Account), the Account Holder may distribute to the Grantor all interest and regular cash dividends on property (including, without limitation, funds and financial assets) in such Account.

(c)                                  If the Account Holder receives from the Secured Party a Notice of Exclusive Control with respect to any Account, the Account Holder will comply only with Account Directions originated by the Secured Party and will cease:

(i)                                     complying with Account Directions concerning such Account originated by the Grantor and

(ii)                                  distributing to the Grantor interest and dividends on property (including, without limitation, funds and financial assets) in such Account unless such distribution is in accordance with Account Directions originated by the Secured Party;

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provided that (i) the First Priority Secured Party shall have consented in writing to the delivery of such Notice of Exclusive Control by the Secured Party or  (ii) prior to the delivery of the Notice of Exclusive Control by the Secured Party, the First Priority Secured Party shall have delivered written notice to the Account Holder that the First Priority Security Interest has terminated.

SECTION 4.  Priority of Secured Party’s Security Interest.  (a)  The Account Holder (i) subordinates to the Security Interest and in favor of the Secured Party any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against any Account or property (including, without limitation, any funds and financial assets) credited to any Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Holder (A) will retain its prior security interest and lien on property credited to any Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against any Account, in the case of clauses (A), (B) and (C) above,  to secure or to satisfy, and only to secure or to satisfy, payment (x) for such property, (y) for its customary fees and expenses for the routine maintenance and operation of such Account, and (z) if such Account is a deposit account, for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

(b)                                 The Account Holder will not enter into any other agreement with any Person, other than the First Priority Secured Party, relating to Account Directions or other directions with respect to any Account.

SECTION 5.  Statements, Confirmations, and Notices of Adverse Claims.  (a)  The Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Secured Party and the Grantor.

(b)                                 When the Account Holder knows of any claim or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Secured Party and the Grantor of such claim or interest.

SECTION 6.  The Account Holder’s Responsibility.  (a)  Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Account Holder will not be liable to the Secured Party for complying with Account Directions or other directions concerning any Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

(b)                                 The Account Holder will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Secured Party, even if the Grantor notifies the Account Holder that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

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(c)                                  This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and, in the case of any Account that is a securities account, in Part 5 of Article 8 of the N.Y. Uniform Commercial Code and, in the case of any Account that is a deposit account, in Article 4 of the N.Y. Uniform Commercial Code.  In particular, the Account Holder need not investigate whether the Secured Party is entitled under the Secured Party’s agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control.  The Account Holder may rely on notices and communications it believes given by the appropriate party.

SECTION 7.  Indemnity.  The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney’s fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder’s gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

SECTION 8.  Termination; Survival.  (a)  The Secured Party may terminate this Agreement by notice to the Account Holder and the Grantor.  If the Secured Party notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

(b)                                 The Account Holder may terminate this Agreement on 60 days’ prior notice to the Secured Party and the Grantor, provided that before such termination the Account Holder and the Grantor shall make arrangements to transfer the property (including, without limitation, all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of  the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

(c)                                  Sections 6 and 7 will survive termination of this Agreement.

SECTION 9.  Governing Law.  This Agreement and each Account will be governed by the law of the State of New York.  The Account Holder and the Grantor may not change the law governing any Account without the Secured Party’s express prior written agreement.

SECTION 10.  Entire Agreement.  This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 11.  Amendments.  No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

SECTION 12.  Financial Assets.  The Account Holder agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to any Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

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SECTION 13.  Notices.  A notice or other communication to a party under this Agreement will be in writing (except that Account Directions may be given orally), will be sent to the party’s address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

SECTION 14.  Binding Effect.  This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Account Holder and their respective successors and assigns.

SECTION 15.  Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE AES CORPORATION

By:
Name:
Title:

Address:

1001 North 19th Street
Arlington, VA 22209

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
as Second Priority Corporate Trustee

By:
Name:
Title:

JEFFERY T. ROSE,
as Second Priority Individual Trustee

By:
Name:

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Title:

Address:

[NAME OF ACCOUNT HOLDER]

By:
Name:
Title:

Address:

6

Exhibit C to the Second

Priority Security Agreement

FORM OF CONSENT AND AGREEMENT

The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, (i) the Second Priority Security Agreement dated May 8, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Priority Security Agreement”), and (ii) the Second Priority Collateral Trust Agreement dated May 8, 2003 (as amended, amended and restated, supplement or otherwise modified from time to time, the “Second Priority Collateral Trust Agreement”) (the terms defined in the Second Priority Security Agreement and Second Priority Collateral Trust Agreement being used herein as used therein), in each case from The AES Corporation (the “Grantor”) and certain other grantors from time to time party thereto to Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as corporate trustee (the “Second Priority Corporate Trustee”) and Jeffery T. Rose, not in his individual capacity but solely as individual trustee (the “Second Priority Individual Trustee”; and, together with the Second Priority Corporate Trustee, the “Second Priority Collateral Trustees”), the foregoing trustees being trustees for the Second Priority Representatives and the Second Priority Secured Holders referred to in the Second Priority Collateral Trust Agreement, (b) consents in all respects to the pledge and assignment to the Collateral Trustees of all of the Grantor’s right, title and interest in, to and under the [IDENTIFY SPECIFIC ASSIGNED AGREEMENT] (the “Assigned Agreement”) pursuant to the Second Priority Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Senior Collateral Trustees in the exercise of its rights and remedies under the Second Priority Security Agreement and the other Second Priority Collateral Documents to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (d) agrees with the Senior Collateral Trustees that:

(1)                                  The undersigned will make all payments to be made by it under or in connection with the Assigned Agreement directly to a Deposit Account or otherwise in accordance with the instructions of the Second Priority Collateral Trustees after the occurrence and during the continuance of a Second Priority Collateral Trust Agreement Default.

(2)                                  All payments made with respect to paragraph 1 above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Second Priority Collateral Trustees, any Second Priority Representative or any Second Priority Secured Holder for any reason any such payment once made.

(3)                                  The Second Priority Collateral Trustees or their designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Second Priority Security Agreement, and the undersigned shall comply in all respects with such exercise.

(4)                                  Except as specifically provided in this Consent and Agreement, none of the Second Priority Collateral Trustees, the Second Priority Representatives nor any Second Priority Secured Holder shall have any liability or obligation under the Assigned

Agreement as a result of this Consent and Agreement, the Second Priority Security Agreement or otherwise.

(5)                                  Upon the enforcement of the Second Priority Security Agreement by the Second Priority Collateral Trustees and the transfer of the Assigned Agreement to a transferee, the undersigned will not unreasonably withhold its consent to the recognition of the transferee as the counterparty to the Assigned Agreement in the place and stead of the Grantor.

This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Second Priority Collateral Trustees hereunder, to the benefit of the Second Priority Collateral Trustees, the Second Priority Representatives, on behalf of themselves and on behalf of the Second Priority Secured Holders and their successors, transferees and assigns.  This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated: ,	[NAME OF OBLIGOR]

By:
Title:

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Exhibit D to the Second
Priority Security Agreement

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

CONTROL AGREEMENT dated as of [                 ], [          ], among The AES Corporation, a Delaware corporation (the “Grantor”), Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as corporate trustee (the “Second Priority Corporate Trustee”) and Jeffery T. Rose, not in his individual capacity but solely as individual trustee (the “Second Priority Individual Trustee”; and, together with the Second Priority Corporate Trustee, the “Secured Party”), [                   ], and [                   ], a [                   ] (“                    ”), as securities intermediary (the “Securities Intermediary”).

PRELIMINARY STATEMENTS:

(1)                                  The Grantor has granted the Secured Party a security interest (the “Security Interest”) in account no. [                           ] maintained by the Securities Intermediary for the Grantor (the “Account”).

(2)                                  The Grantor has also granted to Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as corporate trustee (the “First Priority Corporate Trustee”), and Bruce L. Bisson, an individual residing in the State of Delaware, not in his individual capacity but solely as individual trustee (the “First Priority Individual Trustee”; and, together with the First Priority Corporate Trustee, the “First Priority Secured Party”) a first priority security interest (the “First Priority Security Interest”) in the Account.

(3)                                  Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York (“N.Y. Uniform Commercial Code”) are used in this Agreement as such terms are defined in such Article 8 or 9.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1.  The Account.  The Grantor and Securities Intermediary represent and warrant to, and agree with, the Grantor and the Secured Party that:

(a)                                  The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

(b)                                 The Account is a securities account.  The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account.  The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

(c)                                  The State of New York is, and will continue to be, the Securities Intermediary’s jurisdiction of organization for purposes of Section 8-110(e) of the UCC so long as the Security Interest shall remain in effect.

(d)                                 The Grantor and Securities Intermediary do not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

SECTION 2.  Control by Secured Party.  Subject to Section 3(c), below, the Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an “Entitlement Order”) or other directions concerning the Account (including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Secured Party without further consent by the Grantor or any other person.

SECTION 3.  Grantor’s Rights in Account.  (a)  Except as otherwise provided in this Section 3, the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Secured Party.

(b)                                 Until the Securities Intermediary receives a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a “Notice of Exclusive Control”), the Securities Intermediary may distribute to the Grantor all interest and regular cash dividends on property in the Account.

(c)                                  If the Securities Intermediary receives from the Secured Party a Notice of Exclusive Control, the Securities Intermediary will cease:

(i)                                     complying with Entitlement Orders concerning the Account originated by the Grantor and

(ii)                                  distributing to the Grantor interest and dividends on property in the Account unless such distribution is in accordance with Account Directions originated by the Secured Party;

provided that (i) the First Priority Secured Party shall have consented in writing to the delivery of such Notice of Exclusive Control by the Secured Party or (ii) prior to the delivery of the Notice of Exclusive Control by the Secured Party, the First Priority Secured Party shall have delivered written notice to the Securities Intermediary that the First Priority Security Interest has terminated.

SECTION 4.  Priority of Secured Party’s Security Interest.  (a)  The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

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(b)                                 The Securities Intermediary will not agree with any Person not party to this Agreement, other than the First Priority Secured Party, that the Securities Intermediary will comply with Entitlement Orders originated by such Person.

SECTION 5.  Statements, Confirmations, and Notices of Adverse Claims.  (a)  The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

(b)                                 When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

SECTION 6.  The Securities Intermediary’s Responsibility.  (a)  Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

(b)                                 The Securities Intermediary will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Securities Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

(c)                                  This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code.  In particular, the Securities Intermediary need not investigate whether the Secured Party is entitled under the Secured Party’s agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control.  The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

SECTION 7.  Indemnity.  The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney’s fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary’s gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

SECTION 8.  Termination; Survival.  (a)  The Secured Party may terminate this Agreement by notice to the Securities Intermediary and the Grantor.  If the Secured Party notifies

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the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

(b)                                 The Securities Intermediary may terminate this Agreement on 60 days’ prior notice to the Secured Party and the Grantor, provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

(c)                                  Sections 6 and 7 will survive termination of this Agreement.

SECTION 9.  Governing Law.  This Agreement and the Account will be governed by the law of the State of New York.  The Securities Intermediary and the Grantor may not change the law governing the Account without the Secured Party’s express prior written agreement.

SECTION 10.  Entire Agreement.  This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 11.  Amendments.  No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

SECTION 12.  Financial Assets.  The Securities Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

SECTION 13.  Notices.  A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party’s address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

SECTION 14.  Binding Effect.  This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Securities Intermediary and their respective successors and assigns.

SECTION 15.  Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

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THE AES CORPORATION

By:
Title:

Address:
1001 North 19th Street Arlington, VA 22209

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
as Second Priority Corporate Trustee

By:
Name:

Title:

JEFFERY T. ROSE,
as Second Priority Individual Trustee

By:
Name:
Title:

Address:

[NAME OF SECURITIES INTERMEDIARY]

By:
Title:

Address:

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